UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT	1

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.02	Termination of a Material Definitive Agreement.

On June 23, 2010, RCLC, Inc. (formerly Ronson Corporation) (the “Company”) terminated that certain Asset Sale Agreement, dated as of May 15, 2009, as amended (the “Aviation Sale Agreement”), by and among the Company, Ronson Aviation, Inc. (“RAI”), and Hawthorne TTN Holdings, LLC (“Hawthorne”), pursuant to which the Company and RAI had agreed to sell to Hawthorne substantially all the assets of RAI.  The Aviation Sale Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 21, 2009 as well as provided as Annex A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 4, 2010 and submitted to shareholders of the Company in connection with the solicitation of shareholder approval of the contemplated transaction.  The most recent amendment of the Aviation Sale Agreement was disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010.

As previously disclosed, Hawthorne had been experiencing difficulties in finalizing the financing necessary for it to consummate the transaction.  On May 26, 2010, the Company delivered a time of the essence letter to Hawthorne indicating the Company’s readiness to close and providing Hawthorne until June 9, 2010 to finalize its financing and close the transaction.  Hawthorne failed to appear for closing on June 9, 2010.  As a consequence, by letter dated June 23, 2010, the Company exercised its right to terminate the Aviation Sale Agreement by notifying Hawthorne that it was in default of the Aviation Sale Agreement and that the Company was exercising its right to terminate the Aviation Sale Agreement and to pursue all other remedies available to it under applicable law.   No termination penalties will be incurred by the Company under the Aviation Sale Agreement as a result of its termination of the Aviation Sale Agreement.   As previously disclosed, the Company is investigating its options, including contacting other potential purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, INC. (formerly Ronson Corporation)

Date: June 28, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller